TRANSACTION & OVERVIEW Q2 2023 Exhibit 99.1

Disclosures The information contained in this presentation has been prepared by Spyre Therapeutics, Inc. and its affiliates (“Spyre” or the “Company”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available information, internally developed data as well as third party information from other sources; (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company; (c) is not to be considered as a recommendation by the Company that any person make an investment in the Company; (d) is for information purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful. Where any opinion or belief is expressed in this presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. This presentation should not be construed as legal, financial or tax advice to any individual, as each individual’s circumstances are different. This document is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security. Forward-Looking Information Certain information set forth in this presentation contains “forward-looking statements” within the meaning of applicable United States securities legislation. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include but are not limited to statements regarding: the concurrent financing and acquisition and the expected effects, perceived benefits or opportunities and related timing with respect thereto; expectations regarding or plans for discovery, preclinical studies, clinical trials and research and development programs; expectations regarding the use of proceeds and the time periods over which the Company’s capital resources will be sufficient to fund its anticipated operations; the market and potential opportunities for inflammatory bowel disease therapies; other activities, events or developments that the Company expects or anticipates will or may occur in the future; the Company’s business strategy objectives and goals; and management’s assessment of future plans and operations which are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements can often be identified by the use of words such as “may”, “will”, “could”, “would”, “anticipate”, ‘believe”, expect”, “intend”, “potential”, “estimate”, “scheduled”, “plans”, “planned”, “forecasts”, “goals” and similar expressions or the negatives thereof. Forward-looking statements are neither historical facts nor assurances of future performance. Forward-looking statements are based on a number of factors and assumptions made by management and considered reasonable at the time such information is provided, and forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements including those uncertainties and factors described under the heading “Risk Factors,” “Risk Factor Summary” and “Forward-Looking Statements” in Aeglea’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 2, 2023, as well as discussions of potential risks, uncertainties, and other filings by Aeglea from time to time, as well as risk factors associated with companies, such as Spyre, that can operate in the biopharma industry. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and other cautionary statements or other factors contained herein. Although management believes that the expectations conveyed by forward-looking statements herein are reasonable based on information available on the date such forward-looking statements are made, there can be no assurance that forward looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The forward-looking statements contained herein are presented for the purposes of assisting readers in understanding the Company’s plan, objectives and goals and may not be appropriate for other purposes. The reader is cautioned not to place undue reliance on forward-looking statements. Industry Information This presentation also contains or references certain industry data that is based upon information from independent industry publications, market research, and surveys and other publicly available sources. Although the Company believes these sources to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of data, the voluntary nature of the data gathering process and other inherent limitations and uncertainties. The Company has not independently verified any of the data from third party sources referred to in this presentation and accordingly, the Company makes no representation or warranty as to the origin, validity, accuracy, completeness, currency or reliability of the information in this presentation. CONFIDENTIAL

Transaction highlights CONFIDENTIAL Structure: The acquisition of Spyre was structured as a stock-for-stock transaction whereby all of Spyre’s outstanding equity interests were exchanged for a combination of shares of Aeglea common stock and a newly created non-voting Series A convertible preferred stock. Financing: Concurrent with the acquisition of Spyre, Aeglea closed a $210 million private placement with a group of institutional accredited investors led by Fairmount Funds and joined by a robust syndicate of dedicated biotechnology investors as well as additional undisclosed institutional investors. Management and BOD: Continuing leadership includes Jonathan D. Alspaugh, President and Chief Financial Officer, and Cortney Caudill, Chief Product Officer, and will be joined by Cameron Turtle, DPhil, Chief Operating Officer. Peter Harwin, Managing Member, Fairmount Funds, and Tomas Kiselak, Managing Member, Fairmount Funds, join Russell Cox, Chairman of the Board of Aeglea, Hunter Smith, Board Member and Audit Chair, Allison Lawton, Board Member, and Ivana Magovčević-Liebisch, Board Member. Michael Henderson, CEO of Apogee Therapeutics, will be joining as an Independent Director. Primary use of proceeds: The proceeds from the private placement are expected to be primarily used to advance the Spyre pipeline and deliver the following anticipated milestones: two INDs for SPY001 and SPY002 in 2024, HV PK/PD data for SPY001 in 2H2024, and HV PK/PD data for SPY002 in 1H2025. Proceeds are expected to provide cash runway into 2026.

Capitalization As of 6/20/2023 Shares of common stock outstanding 65.4 million Pre-funded warrants 28.9 million Merger consideration Shares of common 13.0 million Shares of preferred 0.4 million Preferred conversion ratio 1000 Total pre-financing common equivalent 472.2 million Concurrent financing Shares of preferred 0.7 million Common equivalent 721.5 million Total capitalization (Common) 1,193.6 million Market cap at deal price $347 million CONFIDENTIAL Shares of common stock and preferred stock were issued to Spyre security holders in exchange for all of Spyre’s outstanding equity interest. Shares of preferred stock were issued to Spyre shareholders and to investors in the $210 million private placement. Shares of preferred stock will automatically convert into 1,000 shares of common stock, subject to certain beneficial ownership restrictions set by each holder. Please refer to the company’s SEC filings for additional information.

TARGET PROGRAM DISCOVERY IND-ENABLING CLINICAL a4b7 Same MOA as vedolizumab SPY001 TL1A Same MOA as PRA023 SPY002 IL-23 SPY003 Novel MOA SPY004 a4b7 + IL-23 SPY130 a4b7 + TL1A SPY120 TL1A + IL-23 SPY230 Spyre aims to transform the treatment of IBD Opportunity for best-in-class Long-acting antibodies SC with Q8-12W dosing Rational therapeutic combinations Precision patient selection PARALLEL LEAD PROGRAMS AGAINST HIGH VALUE TARGETS HV PK/PD data expected YE24 HV PK/PD data expected 1H25

Sources: Global Data, Evaluate Pharma, UpToDate, SVB Leerink. Inflammatory bowel disease is a growing $21B market in which biologics are the preferred modality ~1.7M IBD patients diagnosed in the US. 2028 Estimated IBD Market $29.1B Crohn's disease      2021 Global IBD Market $21.1B IBD represents a multi-billion dollar market opportunity for best-in-class biologics. Biologics are the preferred modality for moderate-to-severe patients due to superior benefit-risk profile. IBD makes up 22% of the global $100B+ I&I market. $29B+ estimated IBD market globally in 2028. Ulcerative colitis

Despite advances, new approaches are needed to break the efficacy ceiling and improve convenience of biologics Summary data for select agents that randomize patients post response to induction; data from labels, company reports. Vedolizumab approved in US as Q8W IV – Q2W SC approval pending following CRL in 2019. TL1A maintenance data not available. Orals not shown (pbo-adj maintenance remission rates): Jaks - tofacitinib (27%), upadacitinib (30% 15mg, 40% 30mg); S1Ps: ozanimod (19%); etrasimod (25% - P3 Treat-through design). Maintenance dosing frequency (weeks) UC Maintenance Remission Rates (%) Spyre target vedolizumab infliximab vedolizumab SOC today

Spyre’s strategy to address unmet needs in IBD 1 2 3 Best-in-class mAb engineering With half-life extension technology Rational therapeutic combinations Precision patient selection Three strategic pillars in an effort to create the preeminent IBD company

Spyre mAbs introduce significant improvements over 1st generation mAbs Epitopes maintained Validated pharmacology Equivalent or better potency Potential for IP into 2040s Novel dosing profile Improved manufacturability Coverage of diverse back-up series High concentration SQ Ability to formulate at >150 mg/mL with low viscosity Citrate-free formulation Significantly extended half-life Q8-Q12W dosing based on validated half-life extension technology Spyre mAbs exploit validated biology with modifications designed for best-in-class properties 1 2 3 CLINICAL PRECENDENT

Spyre is rapidly developing combination products given clinical evidence of substantial efficacy enhancement 1 2 3 CLINICAL PRECENDENT JNJ VEGA Ph2a study Clinical remission at 12 weeks Anti-TNFα Anti-IL-23 Δ% Source: JNJ VEGA ECCO’22 Presentation Strong single-agent induction efficacy Orthogonal MOA Strong single-agent maintenance efficacy Superior safety profile Enhanced induction and maintenance efficacy Rational therapeutic combinations Illustrative Best single agent = 26% α4β7 TL1A N=72 N=71 N=71

Spyre leverages genetically-driven patient selection to match disease drivers with therapeutic targets 1 2 3 CLINICAL PRECENDENT TL1A studies UC clinical remission at 12 weeks Δ Δ PRA023 RVT-3101 TL1A a4b7 IL-23 Genetic companion diagnostic (CDx) leveraging large-scale human genomic datasets

Spyre is building a potentially best-in-class IBD pipeline with next-generation mAbs and rational combinations STRATEGY TARGET PROGRAM1 DISCOVERY IND-ENABLING CLINICAL Best-in-class mAbs (Extended half-life) a4b7 Same MOA as vedolizumab SPY001 TL1A Same MOA as PRA023 SPY002 IL-23 SPY003 Novel MOA SPY004 Rational combinations a4b7 + IL-23 SPY130 Combination therapy a4b7 + TL1A SPY120 TL1A + IL-23 SPY230 Co-lead programs IND/CTN expected 2Q24 IND/CTN expected 2H24 HV PK/PD data expected YE24 HV PK/PD data expected 1H25 1Spyre holds exclusive worldwide license from Paragon Therapeutics, Inc. for all programs. SPY003 license is restricted to IBD, all other program licenses are indication agnostic

Spyre is building a potentially best-in-class IBD pipeline with next-generation mAbs and rational combinations STRATEGY TARGET PROGRAM DISCOVERY IND-ENABLING CLINICAL Best-in-class mAbs (Extended half-life) a4b7 Same MOA as vedolizumab SPY001 TL1A Same MOA as PRA023 SPY002 IL-23 SPY003 Novel MOA SPY004 Rational combinations a4b7 + IL-23 SPY130 Combination therapy a4b7 + TL1A SPY120 TL1A + IL-23 SPY230 Co-lead programs IND/CTN expected 2Q24 IND/CTN expected 2H24 HV PK/PD data expected YE24 HV PK/PD data expected 1H25

Vedolizumab is a mega-blockbuster product in IBD Vedolizumab estimated $5.4B revenues WW in FY22.1 Projected to sell $7.5-9.0B at peak WW.1 1. Takeda JPM 2023 presentation. Note that Takeda’s FY22 is April 2022-March 2023. Sales forecast in figure: EvaluatePharma consensus “Biologic of choice is Entyvio.” – US KOL Significant market share: ~36% of UC market share and ~20% of CD market share in US.1 Global sales (2014-28F) $B US/EU % market share (June 2014-June 2022)

Vedolizumab specifically binds a4b7 integrin, selectively blocking gut lymphocyte trafficking. Leading maintenance efficacy data in UC replicated in two P3 studies; efficacy on par with upadacitinib 15mg dose; superior head-to-head vs adalimumab (Humira) in UC. Clean safety profile since approval in 2014. #1 biologic in IBD bio-naïve patients in the US.1 1. Takeda JPM 2023 presentation. Figure data sources: Vedolizumab IV and SC data from VISIBLE 1 P3 study. Ustekinumab, adalimumab, infliximab, golimumab, ozanimod, tofacitinib, upadacitinib data from labels. Mirikizumab data from phase 3 LUCENT-2 study. Upadacitinib data shown in lighter red is 15mg preferred dose, darker red higher 30mg dose. Maintenance studies shown included patients who achieved clinical response at induction. “Entyvio (vedolizumab) is the safest drug and one of the most effective for UC.” – US KOL Vedolizumab maintenance efficacy and exquisite safety make it preferred biologic in moderate-to-severe UC Safest Riskiest IL-23s TNFαs S1P1s JAKs ⍺4β7 UC Maintenance Efficacy Pbo-adjusted clinical remission %

SPY001 is designed to be a best-in-class anti-⍺4β7 mAb *Entyvio SC US BLA resubmitted April 2023 following CRL in 2019. Highly potent Proven epitope Selective No ⍺4β1 binding, no VCAM-1 adhesion blocking  Favorable safety profile High maintenance efficacy Convenient SC dosing Q8W or Q12W+ Convenient formulation High concentration, citrate free Rapid efficacy onset Patient selection approach Genetic CDx SC* *Not approved in the US SPY001 IV Lyophilized Q8W IV infusion Citrate formulation Q2W SC Potential upside Potential upside

Spyre mAbs introduce significant improvements over 1st generation mAbs  SPY001 Epitope maintained Validated pharmacology Equivalent potency Potential for IP into 2040s Diverse coverage of lead and backup series High concentration SC Ability to formulate at >150 mg/mL with low viscosity Citrate-free formulation may improve patient comfort Significantly extended half-life Q8-Q12W dosing based on validated half-life extension technology SPY001 target profile: Efficacy ≥ vedolizumab Citrate-free subcutaneous 300 mg dose Q8W or Q12W dosing interval SPY001 exploits validated ⍺4β7 biology with modifications designed for best-in-class properties

SPY001 is as potent and selective as vedolizumab SPY001 binds the same ⍺4b7 epitope as vedolizumab. SPY001 is comparable to vedolizumab in potency… …and avoids unwanted interactions with a4b1. a4 Subunit b7 Subunit SPY001 Epitope Blocking MADCAM-1 Adhesion Blocking VCAM-1 Adhesion

SPY001 binds to memory T-helper cells as well as vedolizumab 1. Soler, et. al. (2009) Vedolizumab  EC50 (nM) SPY001 EC50 (nM) Donor 1 0.22 0.21 Donor 2 0.27 0.30 Donor 3 0.24 0.22 PBMCs from three human donors were isolated and stained with either vedolizumab or SPY001, as well as a basic immunophenotyping T-cell panel. Both vedolizumab and SPY001 exhibited binding on the memory T-helper CD3+CD4+CD45RO+ population. EC50 values for both antibodies corresponded well with what has previously been reported for binding to the same population: EC50 ~ 0.3 nM.1

SPY001 has exhibited a 17-day half-life in NHPs, nearly 2x the half-life of vedolizumab observed in multiple studies β-elimination half-life of SPY001 observed at ~17 days, 70% longer than observed for vedolizumab.   Spyre vedolizumab data matches half-life observed in Takeda studies.1,2 NOTE: 1BLA 125476, Vedolizumab. 2Crawford, D. and Friedman, M. (2019). In all cases, PK data was normalized to Cmax and fit to a biphasic exponential decay curve from which the β-elimination half-life was determined. SOURCE: Data on file. Vedolizumab (Takeda1) t1/2 = 10 days Pharmacokinetics in NHP, IV Bolus t1/2 = 10 days Vedolizumab (Spyre) SPY001 t1/2 = 17 days

SPY001 utilizes proven YTE modification to dramatically enhance half-life YTE modification typically increases mAb half-life by 2-4x versus wild-type in both NHP and human. Human YTE mAb half-life is on average 3.1x of NHP half-life. NOTE: Includes monoclonal antibodies targeting soluble antigens and cell-surface receptors, with publicly available data for both NHP and humans from which half-lives could be derived. Vedolizumab: digitized and fit from Figure S1 in Crawford, F. and Friedman, M. (2019); Rosario, M, et. al. (2017). Data for 18 WT mAbs derived from Table S1 of Nakamura G et. al. (2020): Raxibacumab, siltuximab, CNTO5825, bevacizumab, belimumab, mepolizumab, motavizumab, palivizumab, Humicade, canakinumab, adalimumab, cetuximab, basilixumab, ramucirumab, pertuzumab, trastuzumab, pamitumumab, nivolumab. YTE mAbs: Evusheld (AZD7442): Loo, Y-M, et. al. (2022); Levin, M.J., et. al. (2022). Nirsevimab (MEDI-8897): digitized and fit from Figure 5 in Zhu, Q., et. al. (2017); Table 2 in Griffin, M.P., et. al. (2017). Depemokimab (GSK3511294): Table 19 in US20180340023A1; Table 3 in Singh, D. et. al. (2022). Motavizumab-YTE: derived from Table S1 of Nakamura G et. al. (2020). Ziltivekimab: Table 4 in Finch, D.K., et. al. (2011); Zhong, H., et. al. (2016). STAR-0215: Bista, P. et. al. (2021); Astria Press Release, Dec 15, 2022. Barzolvolimab (CDX-0159): digitized and fit from Figure S9 and from Table S2 in Alvarado, D., et. al. (2022). VRDN-002: Q2-2022 Earnings Call, Aug. 15, 2022. Human and NHP half-life for WT and YTE mAbs1 YTE mAbs WT mAbs Vedolizumab SPY001 human half-life projected to be 43-56 days SPY001 Predicted Human:NHP 3.1x Half-Life (YTE Avg)

SPY001 is specifically formulated to maximize dosing without sacrificing patient comfort Note: Vedolizumab SC approved in EU. US BLA resubmitted April 2023 following CRL in 2019. Vedolizumab SC 108 mg 20 mM Citrate SPY001 SC 300 mg Citrate Free 26 injections per year Potential injection site pain Seasonal or every other month injections Improved patient comfort

1. Rosario, M., et. al. (2017). 2. Vedolizumab FDA Clinical Pharmacology Review. Figure sources: Multi-MOA benchmark data from adalimumab label (TNFα), ustekinumab label (IL-12/23), mirikizumab LUCENT-1 study (IL-23), PRA023 P2b (TL1A), and vedolizumab VARSITY study (⍺4b7). Vedolizumab exposure-response data from Rosario, M., et. al. (2017).  Slow onset of vedolizumab efficacy may be explained by insufficient dosing. Clear exposure-efficacy relationship1 observed at Week 6: Highest quartile achieved a remarkable 37.1% remission rate. Lowest exposure quartile did not separate from placebo. FDA noted “significant exposure-response relationship” and recommended exploring higher doses to improve remission rates.2 Superior time to onset could position SPY001 as the preferred starting therapy vs. vedolizumab Vedolizumab appears underdosed in induction, opportunity for SPY001 to achieve superior time to onset  UC induction clinical remission rates % Vedolizumab trough concentration quartile (µg/ml) Potential upside for best induction rates with greater exposure Week 6 (Gemini 1) TNFα W8 W8 17.1-25.0 W12 W12 ≥35.7 ⍺4b7 W6 ≤17.1 25.0-35.7 ⍺4b7 W14 Week 8-14 benchmarks Multi-MOA Induction

Once induction is achieved, very low exposures of vedolizumab are sufficient to maintain remission Source: Feagan, et. al. (2013). Minimal difference in maintenance of clinical remission between vedolizumab IV Q4W (44.8%) or Q8W (41.8%). Ctrough ≥ 6 µg/mL is a conservative target to maintain long-term efficacy with potent anti-⍺4b7 mAbs. Vedolizumab maintenance of clinical remission by exposure quartile  % at week 52 (GEMINI 1) % % % 14.2 to 42.8 9.8 to <14.2 6.0 to <9.8% <6.0 Vedolizumab trough concentration (µg/ml) by quartile % 38.7 to <50.8 27.1 to <38.7% 50.8 to 101.0 0 to <27.1% % Q8W dosing Q4W dosing Maintenance

SPY001 is a potentially best-in-class anti-a4b7 mAb with near-term de-risking studies anticipated    SPY001 Preferred target in large market Clinically validated pharmacology Designed for differentiation Promising early data PROGRAM SUMMARY UPCOMING CATALYSTS 2Q2024 IND/CTN YE2024 Human PK/PD Vedolizumab is the preferred biologic in UC with >$5B in annual sales SPY001 observed to maintain vedolizumab's epitope with similar potency Q8W+ dosing, faster time to onset, patient-friendly formulation SPY001 observed to match vedolizumab's potency and selectivity and has ~2x half-life in NHPs

Key value inflection in ~18 months with Phase 1 PK data anticipated to validate SPY001 as “long-acting Vedo” Source: FactSet 30-d average market caps after event date. 1 Morphic Phase 2a single arm UC data; Prometheus RCT (UC) and single arm (CD) Phase 2.; Prometheus ultimately acquired for $10.8B after Phase 2 data Projected 2023 2023 Projected 2024 Projected 2025+ H1 H2 H1 H2 H1 H2 SPY001 Phase 2 CTN Market cap comps at key events: Projected $B Spyre launch SPY001 Phase 1 Interim Phase 1 PK/PD data Morphic oral α4β7: Value inflection at Phase 1 ~18 months to key inflection Further step-up in value with induction Phase 2 data1

Spyre is building a potentially best-in-class IBD pipeline with next-generation mAbs and rational combinations STRATEGY TARGET PROGRAM DISCOVERY IND-ENABLING CLINICAL Best-in-class mAbs (Extended half-life) a4b7 Same MOA as vedolizumab SPY001 TL1A Same MOA as PRA023 SPY002 IL-23 SPY003 Novel MOA SPY004 Rational combinations a4b7 + IL-23 SPY130 Combination therapy a4b7 + TL1A SPY120 TL1A + IL-23 SPY230 Co-lead programs IND/CTN expected 2Q24 IND/CTN expected 2H24 HV PK/PD data expected YE24 HV PK/PD data expected 1H25

TL1A has emerged as one of the most promising targets in both UC and CD TL1A is involved in chronic inflammation and fibrosis pathways and is genetically associated with IBD. Clinical results from first-generation anti-TL1A antibodies suggest potential for highest induction efficacy across target classes and the utility of companion diagnostics to identify hyper-responders.  Figure data sources: PRA023 P2b study. RVT-3101 P2b study. Vedolizumab GEMINI 1 P3 study. Ustekinumab, adalimumab, infliximab, risankizumab golimumab, ozanimod, tofacitinib, upadacitinib data from labels. Mirikizumab data from phase 3 LUCENT-1 study. Etrasimod data average of ELEVATE UC 12 and 52 studies. Phase 2 results in UC and CD with PRA023 was a key factor in Prometheus’ $10.8B acquisition by Merck. First-generation anti-TL1A antibodies provide blueprint for a next-generation best-in-class agent from Spyre.  Safest Riskiest IL-23s TNFαs S1P1s JAKs ⍺4β7 Safety TBD TL1A RVT-3101 CDX+ UC Induction Efficacy Pbo-adjusted clinical remission % CDX+

SPY002 is designed to be a best-in-class anti-TL1A mAb PRA023 RVT-3101 SPY002 Complete TL1A blockade Monomers and trimers Highly potent Kd below 150 pM Infrequent SC dosing Q8W or Q12W+ Convenient formulation High concentration High induction remission Favorable safety profile Immunogenicity <20% ADA1 1. Prometheus PRA023 P2 ARTEMIS-UC and P2a APOLLO-CD data readouts, December 7, 2022. Q4W IV tested in Phase 2, Phase 3 SC dosing to be determined  2. Roivant RVT-3101 Release Deck, January 4, 2023. 3. Teva’s TEV-48574 TL1A is currently in Phase 2 IBD studies, but limited information has been disclosed to date on attributes. Dosed Q2W in asthma study. TEV-48574 Q4W1 Q4W 100 mg/ml, ~45% BA >48% ADA (8% neutralizing)2 Q2W3 ? ? Potential upside w/ increased exposure Subcutaneous infusion

Spyre mAbs introduce significant improvements over the 1st generation mAbs  PRA023 clinically validates pharmacology and therapeutic effect of MOA Novel IP for composition of matter into 2040s SPY002 exploits biology that has been validated by PRA023 and is designed to be best-in-class High concentration SC Ability to formulate at >150 mg/mL with low viscosity Citrate-free formulation may improve patient comfort Significantly extended half-life Q8-Q12W dosing based on validated half-life extension technology SPY002 target profile: Efficacy ≥ PRA023 (conserved epitope and potency, increased exposure) Subcutaneous 300 mg dose Q8W or Q12W dose with citrate-free, patient-friendly formulation SPY002

Figure sources: Prometheus PRA023 P2 ARTEMIS-UC data release, December 7, 2022. Roivant RVT-3101 Release Deck, January 4, 2023.  Spyre is evaluating both trimeric and monomeric/trimeric TL1A blockade for SPY002 RVT-3101 Monomers & trimers Trimers only UC clinical remission rates Pbo-adjusted % Spyre is advancing both monomeric/trimeric and trimeric-only TL1A mAbs to DC selection. Redundancy provides highest probability of creating a best-in-class therapeutic. While PRA023 performed numerically better in a cross-trial comparison, it has yet to be determined whether monomeric/trimeric blockade is superior. Known biology suggests only trimeric blockade is necessary for effect.

De novo TL1A lead clones are highly potent and characteristically diverse Illustrative Spyre clones observed to be more potent than leading competitors …with diverse profiles of monomer binding and/or DcR3 sparing Spyre has multiple lead clones that have demonstrated superior potency as compared to PRA023. Diverse clones identified matching specificity profile with competitive antibodies. Development candidate to optimize against trimer and monomers, selectivity against decoy receptor. RVT-3101 PRA023 TEV-48574 RVT-3101 PRA023 TEV-48574 Spyre* Spyre* Spyre* Note: * Example Spyre clones Specialized reagents required to generate monomeric/trimeric TL1A mAbs, likely limiting fast-follower competition

Potential for further upside if sub-optimal dosing of first-generation anti-TL1A mAbs identified Across many mechanisms in IBD, Phase 3 data were required to assess exposure-response.1  First-in-class anti-TL1A mAbs tested single induction regimen2, providing insufficient evidence to select optimal dose. 1. Rosario, M, et. al. (2017); Vedolizumab FDA Clinical Pharmacology Review. 2. In P2 studies, PRA023 dosed 1000mg IV on day 1, 500mg IV week 2, week 6, and week 10, followed by 100/250mg IV Q4W. P3 SC doses and frequency TBD. 3. Sands, B.E. et. al (2019); ustekinumab FDA Review. 4. Adedokun O.J., et. al. (2014). 5. Adedokun O.J., et. al. (2017). 6. Ponce-Bobadilla A.V., et. al. (2023). Agent Target Exposure-response  vedolizumab1 a4b7 ✓ ustekinumab3 IL-12/23 ✓ infliximab4 TNFα ✓ golimumab5 TNFα ✓ upadacitinib6 JAKi ✓ PRA023 TL1A TBD RVT-3101 TL1A TBD Exposure-response relationships in IBD across MOAs SPY002 could provide enhanced efficacy with improved coverage or further reduced dosing.

SPY002 is a potentially best-in-class anti-TL1A mAb with near-term de-risking studies anticipated   SPY002 Attractive target in a large market Clinically validated pharmacology Designed for differentiation Promising early data PROGRAM SUMMARY UPCOMING CATALYSTS 2H2024 IND/CTN 1H2025 Human PK/PD Existing investigational products have demonstrated excellent clinical efficacy in UC and CD SPY002 conserves the validated epitope to maximize TL1A blockade Q8W+ dosing and formulation improvements SPY002 observed to bind to monomers and trimers with picomolar potency

TL1A: Potential I&I indication expansion with dual anti-fibrotic and anti-inflammatory mechanism IBD SSc-ILD Expansion I&I indications FIBROSIS INFLAMMATION TL1A TL1A directly activates fibroblasts TL1A stimulates pro-inflammatory effect

Spyre is building a potentially best-in-class IBD pipeline with next-generation mAbs and rational combinations STRATEGY TARGET PROGRAM DISCOVERY IND-ENABLING CLINICAL Best-in-class mAbs (Extended half-life) a4b7 Same MOA as vedolizumab SPY001 TL1A Same MOA as PRA023 SPY002 IL-23 SPY003 Novel MOA SPY004 Rational combinations a4b7 + IL-23 SPY130 Combination therapy a4b7 + TL1A SPY120 TL1A + IL-23 SPY230 Co-lead programs IND/CTN expected 2Q24 IND/CTN expected 2H24 HV PK/PD data expected YE24 HV PK/PD data expected 1H25

Spyre portfolio addresses the diverse pathophysiology of IBD Spyre is a pioneer in developing best-in-class mAbs against three top targets to enable superior combinations for IBD Blockade of α4β7 prevents circulating T-cells  from entering inflammatory gut tissues Neutralization of TL1A suppresses inflammation within the gut tissue and blocks immune cell activation Neutralization of IL-23 inhibits cascade of various proinflammatory cytokines Intestinal epithelium Blood Vessel

JNJ's VEGA study demonstrated power of combination therapy despite relative weakness of components Golimumab (TNFα) Guselkumab (IL-23) Combination N= 72 71 71 Maintenance  remission* 28% 31% 48% Safety Poor (class effect) Well tolerated Mixed Despite non-optimal components, JNJ combination (JNJ-78934804) delivered superior UC efficacy compared to any single agent. Spyre aims to build on this success with combinations of best-in-class mAbs from superior MOAs. Δ% ~additive absolute clinical remission rates (induction) NOTE: *In VEGA, only guselkumab (IL-23) was continued in maintenance for the combo arm in a treat-through design; Spyre plans to use combinations in maintenance. % % % % %

Program UC Induction UC Maintenance Safety Dosing JNJ-4804 TNFα + IL-23 TNFα black-box safety warning Broad immunosuppression Q4W SPY120 a4b7 + TL1A Gut-selective α4β7 backbone + Encouraging TL1A safety profile Q8-12W SPY130 a4b7 + IL-23 Gut-selective α4β7 backbone + 2nd safest class in IBD Q8-12W Spyre could create optimal combinations in IBD to safely and conveniently maximize efficacy The figures above are for Illustrative purposes only, assuming combinations result in additive efficacy TNF IL-23 47% remission a4b7 TL1A >50% remission a4b7 IL-23 >50% remission 48% remission TBD TBD remission >50% remission

We plan to rapidly advance combination programs in parallel with monotherapies in Phase 2 Preliminary; pending regulatory feedback CONFIDENTIAL Phase 1 Phase 2 Phase 3 SAD 1 SAD 2 SAD 3 MAD 1 MAD 2 UC SPY001 low dose SPY001 high dose SPY001 low dose + IL-23 SPY001 high dose + IL-23 PBO UC SPY001 (α4β7) SPY003 (IL-23) SPY130 (α4β7 +IL-23) PBO Induction + maintenance Induction + maintenance Monotherapy safety and PK/PD  in healthy volunteers Co-administered, dose-ranging combination in IBD patients Co-formulated combination of wholly owned investigational agents in IBD patients Comparable development strategy to be pursued with SPY002 (TL1A) combinations Illustrative example

Spyre is developing potentially best-in-class combinations to maximize efficacy for patients with IBD Established combination precedent Ideal building blocks Rapid proof-of concept PROGRAM SUMMARY UPCOMING CATALYSTS 2025 Ph2 initiation with SPY001 backbone JNJ VEGA study demonstrated unprecedented efficacy despite sub-optimal combination components Spyre's best-in-class engineered mAbs provide optionality for multiple rational combinations Parallel progression of portfolio of mAbs will allow evaluation of combinations in Phase 2 studies SPY130 SPY120 SPY230

Precision immunology We aim to develop companion diagnostics to augment our therapeutic combinations and monotherapies We believe the future of IBD includes combination therapies and precision approaches to break the therapeutic ceiling IL-23 TL1A a4b7 TL1A a4b7 IL-23 IL-23 + a4b7 TL1A + a4b7 IBD patients cycle though multiple biologics with modest remission rates TNF a4b7 IL-23 4L rescue

Prometheus and Roivant demonstrated POC that a genetic CDx can identify responders to TL1A RVT-3101 TL1A Δ UC clinical remission at 12 weeks Source: Company materials PRA023 TL1A Δ UC clinical remission at 12 weeks CDx partner CDx partner Spyre aims to develop genetic companion diagnostics across a portfolio of best-in-class therapeutics Prometheus Biosciences Roivant Cedars Sinai 23andMe

Corporate

Leadership and BOD Cameron Turtle Chief Operating Officer Justin LaFountaine VP, Corporate Development Peter Harwin  Board of Directors Tomas Kiselak  Board of Directors Ivana Magovčević-Liebisch  Board of Directors Janet Gunzner-Toste SVP, Operations Andy Spencer SVP, Preclinical R&D Russell J. Cox Chairman Michael Henderson  Board of Directors Hunter C. Smith  Board of Directors Alison Lawton  Board of Directors Jonathan Alspaugh President and CFO Cortney Caudill Chief Product Officer Board of Directors Management team

Cash and anticipated milestones SPY001 (SC, extended half-life a4b7) 2Q – IND/CTN YE – POC PK in HVs Full PK in HVs Phase 2 initiation SPY002 (SC, extended half-life TL1A) 1H – R&D Day 2H – IND/CTN PK in HVs SPY003 (SC, extended half-life IL-23) 1H – R&D Day IND/CTN SPY004 (SC, extended half-life novel target) 1H – R&D Day Target disclosure Combinations (SC, extended half-life) Phase 2 initiation Key external catalysts RVT-3101 P2 maintenance data (2Q) PRA023 UC cohort 2 data (2Q) PRA023 UC/CD P2 OLE data PRA023 SSc-ILD P2 data (1H) PRA023 4th indication announcement DUET-UC & DUET-CD data TEV-48574 CD P2b interim data (2H) 2025 Expected 2024 Expected 2023 $200M expected to fund broad pipeline into 2026 through multiple key value creation events

I&I companies with compelling science have maintained value even in market downturns NOTE: “Today” market cap as of April 17, 2023 SOURCE: FactSet. Company S-1s. IPO Raise Market Cap ($M) Min           IPO         Today      Max Stage at IPO Lead program status at fundraising Prometheus Biosciences $219 Lead anti-TL1A program in P1, <2 years to P2 RCT data in UC and P1b data in CD. Morphic Therapeutics $104 Lead a4b7 integrin inhibitor for IBD 1 year from IND. avb6 integrin inhibitor for IPF 6 months from IND. Dice Therapeutics $235 CTN for lead IL-17 SM program, <3 months to psoriasis P1 initiation. Preclinical data showing IL17 inhibition & efficacy matching Cosentyx. Ventyx Biosciences $174 Lead Tyk2 inhibitor P1 MAD initiation in <1Q, P2 POC following year. S1P1R program to initiate P2 that quarter. Pliant Therapeutics $166 P2a IPF initiated following P1a/b completion. P2a initiated; PSC IND submitted, <6mos to P2a start. TBD If 2023… Two development candidates with NHP PK. If 2024… Expect 2 INDs filed with P1 trials initiating, PK/PD data for SPY001. If 2025… Expect SPY001 and SPY002 enabled for rapid development as potentially best-in-class SC therapeutics for IBD. Pre Ph1 Ph2 Ph3 Initial financing rounds expected to generate valuable milestones. 9,196 2,680 2,679 1,798 1,607

Acquirer Target Deal economics (year) Status of lead asset We believe Spyre programs could be at comparable stage by 2025 2026 2027 $1.85B (2021) Proof-of-mechanism in P1a (HVs); potential for UC & autoimmune indications. SPY001 SPY003 SPY002 SPY004 $1.435B total (2021) $1.1B upfront $350M milestone Positive data from a randomized P2a study for KY1005 (OX40L) SPY001 SPY002 $10.8B (2023) Positive topline P2b RCT data in UC and open-label single-arm P2 data in CD. SPY001 SPY002 Combos Lilly Dera $6.0B (2022)  $4.0B upfront $2.0B milestones   Positive topline P2b data in psoriasis for NDI-034858 (TYK2); potential in immune-mediated diseases, including IBD.  SPY001 SPY001 $6.7B (2021) Positive P2 data in UC for etrasimod. SOURCE: Press releases. Comparable acquisitions illustrate optionality that exists for potential exits.  Acquisitions illustrate value of validated targets in I&I, which have supported multiple transactions >$1B per Spyre program

Thank you

Spyre is launching as Paragon’s second spin-out, focused on developing potentially best-in-class antibodies for IBD Paragon Therapeutics was founded in 2021 by Fairmount. Professionals with deep expertise in antibody engineering and drug development from across the industry. Capabilities augmented by facilities and scientists at FairJourney Biologics and contract research organizations across the globe. Programs currently in development with lead program on track to enter clinical trials in 3Q23, less than 2 years from ideation. Launched first spinout, Apogee Therapeutics, in 2022, which raised $169M to fund pipeline of Paragon-discovered programs. Signed partnership with public biotech company in 2022. 18 10